SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Concorde Funds, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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CONCORDE FUNDS, INC.
8383 Preston Center Plaza Drive
Suite 360
Dallas, Texas 75225

Notice of Special Meeting of Shareholders
Of Concorde Wealth Management Fund
To be Held March 20, 2019

To Shareholders of Concorde Wealth Management Fund:

We invite you to attend a special meeting of shareholders of the Concorde Wealth Management Fund (the “Fund”).  The Fund is managed by Concorde Financial Corporation (the “Advisor”).

The special meeting will be held on March 20, 2019, at 10:00 a.m., local time, at 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225.  As we describe in the accompanying proxy statement, the shareholders will vote on a proposal to elect three directors and on any other business that properly comes before the special meeting.

We have enclosed a proxy card with this proxy statement.  Your vote is important, no matter how many shares you own.  Even if you plan to attend the special meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided.  You retain the right to revoke the proxy at any time before it is actually voted by delivering notice of such revocation to the Secretary of the Fund in open meeting or by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date.

We look forward to seeing you at the special meeting.

CONCORDE FUNDS, INC. /s/ Gary B. Wood Gary B. Wood, Ph.D. President

Dallas, Texas
February 15, 2019

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 20, 2019

The Proxy Statement and copies of the Fund’s most recent annual report to shareholders are available at https://www.proxy-direct.com/cwm-30489.

FREQUENTLY ASKED QUESTIONS

Q.	Why have I received this proxy statement?

Our directors have sent you this proxy statement to ask for your vote as a shareholder of the Fund.  The proxy statement is mailed by various vendors, depending upon where the shareholder’s account is serviced (direct with the Fund, at a broker or bank, etc.) and the mailing is expected to start on February 15, 2019 and be completed shortly thereafter.

Q.	What am I voting on?

You will vote on the following proposal if you owned shares of the Fund on the record date, January 31, 2019, of the special meeting: a proposal to elect three directors.  Our directors are not aware of any other matter that will be presented to you at the special meeting.

Q.	How may I vote my shares?

By mail. You may vote by completing, dating and signing a proxy card and mailing it as soon as you can. The shares of shareholders who complete and properly sign a proxy card and return it before the special meeting will be voted as directed by such shareholder at the special meeting and any adjournments or postponements of the special meeting. The shares of a shareholder who properly signs and returns a proxy card, but does not specify how to vote, will be voted for the election of the nominees listed below, except that proxy cards returned by a broker to indicate a broker nonvote will not be so voted and will not constitute a vote “for” or “against” the proposal.

In person. Written ballots will be available before the special meeting commences. Shareholders who hold their shares in “street name” through a bank, broker, nominee, fiduciary or other holder of record must obtain a proxy, executed in such shareholder’s favor, from the record holder in order to vote their shares at the special meeting if they decide to attend in person. However, shareholders who send in their proxy cards and also attend the special meeting do not need to vote again unless they wish to revoke their proxy.

Q.	Who is entitled to vote?

If you owned shares of the Fund as of the close of business on the record date, January 31, 2019, then you are entitled to vote. You will be entitled to one vote per share for each share you own on the record date.

Q.	Do I need to attend the special meeting in order to vote?

No.  You can vote either in person at the special meeting or by completing and mailing the enclosed proxy card.

Q.	How will proxies be solicited?

We will solicit proxies primarily by mail.  In addition, certain of our officers and employees may solicit by telephone and personally.  We will not pay these officers and employees specifically for soliciting proxies. The Fund will bear the cost of soliciting proxies, including preparing, assembling and mailing the proxy material.  Also, we will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold shares of the Fund.  The Fund has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual shareholders for a fee of approximately $1,750, plus expenses.  This fee will be borne by the Fund.

Q.	How many shares of the Fund’s stock are entitled to vote?

As of the January 31, 2019 record date, the number of shares of the Fund that were entitled to vote at the special meeting were 1,661,302.695 shares of the Fund.

Q.	What happens if the special meeting is adjourned?

The special meeting could be adjourned if, for example, a quorum does not exist.  If the special meeting is adjourned, then it will be reconvened at the same or some other place, to be announced at the meeting at which the adjournment is taken.  At the adjourned special meeting, any business may be transacted that might have been transacted at the original special meeting.  All proxies will be voted in the same manner as they would have been voted at the original convening of the special meeting, except for any proxies that have been effectively revoked or withdrawn prior to the time the proxy is voted at the reconvened meeting. For purposes of any adjournment, proxies will be voted “for” adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

If the shareholders fail to elect one or more of the directors, then the board of directors will take such further action as it deems to be in the best interests of the Fund’s shareholders, which may include reproposing the election of any directors who are not elected.

Q.	What constitutes a quorum?

A “quorum” refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business.  With regard to the special meeting, the presence in person or by proxy of shareholders entitled to cast a majority of the votes thereat shall constitute a quorum.  If at the special meeting a quorum is not present or represented, the chairman of the meeting or the holders of a majority of the stock present or represented may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally called.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

Gary B. Wood, John A. Stetter and Gregory B. Wood, as proxies, will vote your shares to elect the nominees for director.

Q.	May I revoke my proxy?

Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering notice of such revocation to the Secretary of the Fund in open meeting or in writing by filing with the Secretary of the Fund either a notice of revocation or a duly executed proxy bearing a later date.  Presence at the special meeting by a shareholder who has signed a proxy does not itself revoke the proxy.

Q.	Who will count the votes?

A representative of Computershare Fund Services will tabulate the votes and Gregory B. Wood will act as inspector of election.

Q.	How can I obtain a copy of the annual report?

You may request a copy of the latest annual report for the Fund by writing to Concorde Funds Inc., Attention: Secretary, 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225, or by calling U.S. Bank Global Fund Services at 1‑800‑294-1699. We will furnish these copies free of charge.

 ELECTION OF DIRECTORS

Director Nominees. At the special meeting, shareholders are being asked to elect three directors.  Each director will hold office during the lifetime of the Fund until the election of his successor, or until he sooner dies, resigns or is removed in accordance with the Fund’s charter documents.

Section 16(a) of the Investment Company Act requires that at least a majority of the Fund’s directors be elected by the shareholders.  The Fund called the special meeting to have all of the directors elected or re-elected, as the case may be, by shareholders.

Each nominee has consented to being named as a nominee and to serve if elected.  As proxies, Gary B. Wood, John A. Stetter and Gregory B. Wood intend to vote for the election of all of the nominees.  Should the Fund lawfully identify or nominate substitute nominees before the special meeting, the Fund will file supplemental proxy material that identifies such nominee(s), discloses whether such nominee(s) has (have) consented to being named in the proxy material and to serve if elected and includes the relevant required disclosures with respect to such nominee(s).

Certain important information regarding each of the nominees (including their principal occupations for at least the last five years) is set forth below. The Fund is the only series of Concorde Funds, Inc., and is not part of a “Fund Complex” as defined in the Investment Company Act of 1940.

The directors and officers of the Fund are as set forth on the following pages (ages and employment tenures listed are as of December 31, 2018).

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E. Born: 1942 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Director	Indefinite, until successor elected Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	1	None

Harold E. Schneider Born: 1950 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Director	Indefinite, until successor elected Since 2019	A private investor in real estate, equity and oil and gas investments.	1	None

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

“Interested Persons”

Gary B. Wood, Ph.D. (1) (2) Born: 1949 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	President and Director	Indefinite, until successor elected (as Director) One-year term (as officer) Since 1987 Treasurer (1987 – 2014)	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an exempt reporting advisor to funds affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation Holding, NV and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	1	None

John A. Stetter Born: 1955 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

Gregory B. Wood(2) Born: 1979 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Treasurer and Chief Compliance Officer	One-year term (as Treasurer) Since 2014; (as Chief Compliance Officer) Since 2015	Vice President of Concorde Investment Management and Concorde Capital since 2014. Commercial banking underwriter at JPMorgan Chase & Co., Inc. (2010 – 2014).	N/A	N/A

(1)	Dr. Wood is a director who is an “interested person” of the Fund as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
(2)	Dr. Wood and Gregory Wood are father and son, respectively.

Gary B. Wood, Ph.D., has been a director of the Fund since its inception.  His experience and skill as a portfolio manager, as well as his familiarity with investment strategies utilized by the Advisor, led to the conclusion that he should serve as a director.   William Marcy, Ph.D. has served as a director since 2006.  Dr. Marcy is an experienced businessman and is familiar with financial statements.  Dr. Marcy takes a constructive and thoughtful approach in addressing issues facing the Fund.  This combination of skill and attributes led to the conclusion that Dr. Marcy should serve as a director. Harold E. Schneider is newly nominated as a director. Mr. Schneider’s experience as an investor has provided him with knowledge of financial, accounting, regulatory and investment matters that are relevant to the operation of the Fund.  As an experienced businessman, Mr. Schneider is familiar with financial statements.  This combination of experiences and knowledge led to the conclusion that Mr. Schneider should serve as a director.

The Board has an audit committee whose members were Mr. John H. Wilson and Dr. William Marcy during the prior fiscal year.  Currently, Dr. William Marcy serves on the audit committee, and it is expected that Mr.  Schneider will serve on the audit committee with Dr. Marcy.  The primary functions of the audit committee are to recommend to the Board the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent auditors and financial records.  The audit committee met one time during the fiscal year ended September 30, 2018.

The Board has no other committees.

Director Compensation. During the fiscal year ended September 30, 2018, each director who is not deemed an “interested person” of the Fund received $250 for each Board meeting attended. The Fund’s standard arrangement with the directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board.  The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses.

The following table sets forth the compensation paid by the Fund to each of the directors of the Fund that served during the fiscal year ended September 30, 2018:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex Paid to Director(1)
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$1,000	$0	$0	$1,000
John H. Wilson(2)	$1,000	$0	$0	$1,000
“Interested Person”
Gary B. Wood, Ph.D.	$0	$0	$0	$0

(1)   The Fund Complex consists of the Fund.
(2)    Mr. Wilson resigned as a director effective as of the close of business on November 15, 2018.

Director Ownership of Fund. The following table sets forth the dollar range of shares beneficially owned by each nominee in the Fund as of December 31, 2018, using the following ranges: None, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
“Disinterested Persons”
William Marcy, Ph.D., P.E.	None	None
Harold E. Schneider	None	None
“Interested Person”
Gary B. Wood, Ph.D.	Over $100,000	Over $100,000

None of the director nominees who are disinterested persons, or any members of their immediate family, own shares of the Advisor or companies, other than registered investment companies, controlled by or under common control with the Advisor.

Board’s Role and Committees.  As a Texas corporation, the business and affairs of the Fund are managed by its officers under the direction of the Board of Directors (the “Board”).  The Board is responsible for the overall management of the Fund.  This includes the general supervision and review of the Fund’s investment policies and activities.  The Board approves all significant agreements between the Fund and those parties furnishing services to it, which include agreements with the Advisor, administrator, custodian and transfer agent.  The Board appoints officers who conduct and administer the Fund’s day-to-day operations.

The Fund has an audit committee consisting solely of disinterested directors. Dr. William Marcy and Mr. John H. Wilson served on the audit committee during the prior fiscal year.  Currently, Dr. William Marcy serves on the audit committee, and it is expected that Mr. Schneider will serve on the audit committee with Dr. Marcy.  As Chairman of the Board and disinterested director, Dr. Marcy (who is acting as interim Chairman of the Board) is the presiding officer at all meetings of the Board.  Given the size of the Board and the ability of the disinterested directors to provide input on meeting agendas, together with the regular executive sessions of the disinterested directors and the annual Board self-assessment, the Board believes that the current structure is working effectively. Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Fund, the nature of its business and industry practices.

Through its direct oversight role, and indirectly through the Audit Committee, the Board performs a risk oversight function for the Fund.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; meets with representatives of various service providers, including the Advisor and the independent registered public accounting firm of the Fund, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

 The audit committee plays a significant role in risk oversight as it meets annually with the auditor of the Fund and periodically with the Fund’s Chief Compliance Officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals.  As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

The boards of directors held four meetings in 2018. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the board and (b) the total number of meetings held by all committees of the board on which the director served.

General Nominating Policies, Procedures and Processes. The Board as a whole is responsible for identifying, evaluating and recommending nominees for director.  However, the independent directors of the Board are responsible for selecting and nominating any independent directors.  While the Board and independent directors (with respect to selecting and nominating independent directors) do not have a formal process for identifying and evaluating director candidates, in identifying and evaluating nominees for director, the board or the independent directors, as the case may be, seek to ensure:

1. that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

2. that the Board is comprised of directors who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Fund.

The Board and independent directors (with respect to selecting and nominating independent directors) look at each nominee on a case-by-case basis regardless of who recommends the nominee to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity, values and sound business judgment. Further, in looking at the qualifications of each candidate to determine if their election would further the goals described above, the Board or the independent directors, as the case may be, may take into account all factors it considers appropriate, which may include the following specific qualities and skills:

1. Exhibit high standards of integrity, commitment and independent thought and judgment. Also be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director.

2. Have relevant experience with a range of skills that will allow the person to provide sound guidance with respect to the Fund’s operations and interests.

3. Have the ability to dedicate sufficient time, energy and attention to ensure the diligent pursuit of his or her duties, including attending meetings and reviewing all material in advance.

4. Have the ability to discuss major issues and come to a reasonable conclusion. The capability to understand, effectively discuss and make appropriate judgments with respect to issues of importance to the Fund. While being collegial, the candidate should have the ability to be direct and not afraid to disagree on important issues.

5. For audit committee members, possess experience in the review of financial statements and meet any independence requirements of applicable rules and regulations.

Process for Shareholder Director Nominees. The Board and independent directors (with respect to selecting and nominating independent directors) do not have a formal policy with regard to the consideration of any director candidates recommended by shareholders, but the board may consider recommendations that are submitted in accordance with the process described below. Because of the size of the Board and the historical small turnover of its members, the Board and independent directors (with respect to selecting and nominating independent directors) addresses the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board and independent directors (with respect to selecting and nominating independent directors) have determined that it is appropriate not to have such a policy at this time.

While the Board and independent directors (with respect to selecting and nominating independent directors) are not required to consider candidates recommended by the Fund’s shareholders for election as directors, the Board in its discretion may consider such recommendations. Any shareholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds in other companies or investment companies; (d) any relationships of the nominee to the Fund, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to Concorde Funds Inc., Attention: Secretary, 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225.

Shareholder Communications with Board. Shareholders of the Fund may communicate with the Board (or individual directors serving on the Board) by sending written communications, addressed to any director or to the Board as a group, to Concorde Funds Inc., Attention: Secretary, 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225, who will ensure that this communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be.

Attendance of Directors at Annual Meetings. The Fund does not hold annual meetings and therefore does not have a policy with regard to directors’ attendance at such meetings.

Required Vote. Shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the shareholders of the Fund will be elected as directors. As a result, under a plurality voting standard in an uncontested election, each nominee is elected or reelected to the Board so long as a single vote is cast in favor of his or her election.  Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares which do not vote, whether by abstention or otherwise, will not affect the election of directors.

Recommendation. The directors recommend a vote “for” all the nominees.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding shares of the Fund.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Fund.

The Fund does not know of any person who owns beneficially, directly or through controlled companies, more than 25% of the Fund’s shares or who acknowledges the existence of control.  As of January 31, 2019, the following shareholder was considered to be a principal shareholder of the Fund:

Name and Address of Shareholder	Percent of the Fund
National Financial Services LLC(1) For the Exclusive Benefit of Its Customers Attn. Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	99.70%

(1)	As of January 31, 2019, National Financial Services LLC owned of record, but not beneficially, 1,656,289 shares of the Fund or 99.70% of the then outstanding shares.

As of January 31, 2019, the directors and officers of the Fund as a group owned approximately 4.72% of the outstanding shares of the Fund.  Furthermore, neither the disinterested director nominees, nor members of their immediate family, owned securities beneficially or of record in the Advisor or an affiliate of the Advisor.  Accordingly, neither the disinterested director nominees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Advisor or any of its affiliates.

AUDIT AND NON-AUDIT FEES

Independent Public Accountant. Brad A. Kinder, CPA, is the Fund’s current principal accountant, and was the principal accountant of the Fund for the fiscal years ended December 31, 2017 and 2018. To our knowledge, representatives of the accountant will not be present at the special meeting and, therefore, they will not be available to respond to questions.

Audit Committee Pre-Approval Policies and Procedures. The audit committee of the Fund is required to pre-approve all audit services and permitted non-audit services provided by any independent public accountant engaged by the Fund (the “Auditor”). The audit committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Advisor, and (b) any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Fund (entities in (a) and (b), hereinafter “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Fund.

There is an exception to the foregoing pre-approval requirement for non-audit services that applies if (a) the fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Fund to the Auditor during the fiscal year during which such non-audit services are provided; (b) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (c) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit (the “de minimis exception”).  In addition, there is an exception to the foregoing pre-approval requirement for non-audit services provided to Service Affiliates of the Fund that applies if (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the audit committee constitutes no more than five percent of the total fees and costs paid by the Fund and its Services Affiliates to the Auditor during the fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were “non-audit services” that required pre-approval; and (iii) each such service is promptly brought to the attention of and approved by the audit committee prior to the completion of the audit.

Fees Paid to Auditor. The Fund has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2018	FYE 09/30/2017
Audit Fees	$24,500	$21,000
Audit-Related Fees	None	None
Tax Fees	$1,500	$1,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Fund, including services provided to any entity affiliated with the Fund.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2018	FYE 09/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Fund’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Fund’s accountant for services to the Fund and to the Advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the Board has considered whether the provision of non-audit services that were rendered to the Advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2018	FYE 09/30/2017
Fund	None	None
Advisor	$4,000	$2,834

INVESTMENT ADVISER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund.  As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund.  U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund’s securities and cash held outside the United States.  The directors have delegated to U.S. Bank certain responsibilities for such assets, as permitted by Rule 17f-5.  U.S. Bank and the foreign subcustodians selected by it hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as the Fund’s fund administrator, fund accountant, transfer Agent and dividend disbursing agent. Fund Services has entered into a fund accounting services agreement with the Fund pursuant to which it acts as fund accountant.  As fund accountant, Fund Services maintains and keeps current the books, accounts, journals and other records of original entry relating to the business of the Fund and calculates the Fund’s NAV on a daily basis.  In consideration of such services, the Fund pays Fund Services a monthly fee based on its average daily net assets, with a minimum annual amount, and reimburses it for its out-of-pocket expenses.

The Fund does not have a principal underwriter (or distributor).

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in our proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by us of any such proposal. Since we do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by us a reasonable time before the solicitation of proxies for the meeting is made. The fact that we receive a shareholder proposal in a timely manner does not ensure its inclusion in our proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The directors know of no other matters that may come before the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

You may request a copy of the latest annual report by writing to Concorde Funds Inc., Attention: Secretary, 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225, or by calling U.S. Bank Global Fund Services at 1‑800‑294-1699. We will furnish these copies free of charge.

CONCORDE FUNDS, INC. /s/ Gary B. Wood Gary B. Wood, Ph.D. President

Dallas, Texas
February 15, 2019

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card
and return in the postage-paid
envelope

VOTE
VOTE

VOTE IN PERSON
Attend Shareholder Meeting
8383 Preston Center Plaza Drive,
Suite 360
Dallas, Texas 75225
on March 20, 2019

Please detach at perforation before mailing.

PROXY

CONCORDE FUNDS, INC.
CONCORDE WEALTH MANAGEMENT FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 20, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONCORDE WEALTH MANAGEMENT FUND.

The undersigned, revoking prior proxies, hereby appoints Gary B. Wood, John A. Stetter and Gregory B. Wood, and each of them, as proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date, at the Special Meeting of Shareholders of the Concorde Wealth Management Fund (the "Fund"), the Fund is managed by Concorde Financial Corporation, to be held at 8383 Preston Center Plaza Drive, Suite 360, Dallas, Texas 75225 on March 20, 2019 at 10:00 a.m. Local Time.

When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

CWM_30489_021119

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect three Directors: 01. William Marcy, Ph.D. 02. Harold E. Schneider 03. Gary B. Wood, Ph.D.	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.____________________________

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx CWM 30489 M xxxxxxxx